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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                _________________


                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 13, 2004


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                        ADVANCED MARKETING SERVICES, INC.
               (Exact Name of Registrant as Specified in Charter)


            Delaware                     0-16002                95-3768341
(State or Other Jurisdiction of  (Commission File Number)    (I.R.S. Employer
         Incorporation)                                    Identification No.)

                     5880 Oberlin Drive                           92121
                    San Diego, California                      (Zip Code)
               (Address of Principal Executive Offices)


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       Registrant's telephone number, including area code: (858) 457-2500


                                       N/A
          (Former name or former address, if changed since last report)
                              --------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01. REGULATION FD DISCLOSURE.

     On September 13, 2004, Advanced Marketing Services, Inc. (the "Company"), a Delaware corporation, issued a public announcement, which is incorporated into this Item 7.01 by reference, announcing lowered financial expectations for its fiscal year ended March 31, 2004.

     A copy of the public announcement is attached to this Current Report as
Exhibit 99.1.

     The information in this Current Report and the exhibit attached to this Current Report as Exhibit 99.1 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934 or otherwise subject to the liabilities of that Section nor shall they be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Act of 1934, except as shall be expressly stated by specific reference in such filing.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1 Public announcement of Advanced Marketing Services, Inc., dated September 13, 2004.

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                                                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ADVANCED MARKETING SERVICES, INC.



Date:  September 13, 2004              By:
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                                          Bruce C. Myers
                                          Executive Vice President
                                          and Chief Financial Officer